Van Kampen Strategic Municipal Income Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2004 - March 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  New   3/3/0    -     $104.4 $582,91  5,000,    0.86%  0.43%   Goldma   First
 York     5              8     5,000     000                      n,    Albany
 City                                                           Sachs
Munici                                                          & Co.,
  pal                                                           Bear,
 Water                                                          Stearn
Financ                                                           s &
   e                                                             Co.
Author                                                          Inc.,
  ity                                                           JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Citigr
                                                                 oup
                                                                Group
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                y, MR
                                                                Beal &
                                                                Compan
                                                                y, AG
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                , UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                LLC.,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                First
                                                                Americ
                                                                  an
                                                                Munici
                                                                pals,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation

                                                                Citigr
                                                                 oup,
                                                                Bear,
  JEA   3/16/    -     $97.90 $277,53  17,825    6.42%  1.62%   Stearn   Bear
 Water    05                   0,000    ,000                     s &    Stearn
  and                                                            Co.       s
 Sewer                                                          Inc.,
System                                                           Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.